UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 16, 2018 (October 12, 2018)

Heyu Biological Technology Corporation

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-26731	87-0627910
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4th Floor, No. 10 Building, Xinglin Bay Business Operation Center,

Jimei District, Xiamen City,

Fujian Province, China 361022

(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: (86) 158 5924 0902

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

We are filing this amendment to include updated information of the disclosure contained in the initial 8-K filing, made on October 12, 2018 (the “Initial 8-K”); additional information on Ms. Kwee Huwa Tan’s resume were inadvertently omitted from the Initial 8-K.

No other changes have been made to the Initial 8-K. This Amendment speaks as of the original filing date, does not reflect events that may have occurred subsequent to the original filing date, and does not modify or update in any way disclosures made in the Initial 8-K.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of New Director – Kwee Huwa Tan

On October 12, 2018, Ms. Kwee Huwa Tan was appointed to the Board of Directors of the Company to serve as a director of the Company.

There is no understanding or arrangement between Ms. Tan and any other person pursuant to which she was appointed as director. Ms. Tan does not have any family relationship with any director, executive officer or person nominated or chosen by the Company’s board to become a director or an executive officer. Ms. Tan has not had direct or indirect material interest in any transaction or proposed transaction, in which the Company was or is a proposed participant, exceeding $120,000.

Ms. Kwee Huwa Tan, age 54, is a sales & marketing expert with a strong entrepreneurial spirit. She is the founder and Chief Executive Officer of Isbel Beauty Centre., a provider of primer skin care products, and a company founded in 2012. Ms. Tan has also served as the Chief Advisor to Heyu Biological Technology Corporation (Xiamen) since 2013 where she was tasked with developing networking opportunities, analyzing profitability of products and market potentials and cultivating prospective clients. Ms. Tan has also served as a director of Heyu Leisure Holidays Corporation, and on its Nominating and Compensation Committee since 2017. Ms. Tan obtained her bachelor degree in Business Administration from Ansted University in Malaysia in the year of 2014.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Heyu Biological Technology Corporation

By:	/s/ Ban Siong Ang
Name: Title:	Ban Siong Ang Chief Executive Officer

Date:	October 16, 2018

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